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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 11, 2005
                                                          ---------------


                                  Voxware, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   0-021403                 36-3934824
--------------------------------------------------------------------------------
 (State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)


168 Franklin Corner Road, Lawrenceville, New Jersey              08648
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

                                 (609) 514-4100
                                 --------------
                        (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On August 11, 2005, Voxware, Inc., a Delaware corporation (the "Company"), entered into a Common Stock Purchase Agreement (the "Purchase Agreement") with certain accredited investors listed below. The Company issued and sold an aggregate of 188,860,967 shares (the "Shares") of Common Stock, $0.001 par value per share (the "Common Stock") at $0.032 per share (the "Private Placement"). The Company received gross proceeds equal to approximately $6.04 million before expenses relating to the transaction. Pursuant to the Purchase Agreement, an additional 17,389,033 shares may be sold by the Company until August 22, 2005. The Company's largest stockholders, Edison Venture Fund V, L.P. and Cross Atlantic Technology Fund II, L.P. participated in the Private Placement, among other investors.


PURCHASER                                             NUMBER OF SHARES PURCHASED
---------                                             --------------------------
Agarwal, Mukesh Kumar                                 610,966

Cross Atlantic Technology Fund II, L.P.               18,960,938

Nash, Alan                                            3,125,000

Edison Venture Fund V, L.P.                           56,882,813

UBS Financial Services Inc. as IRA Custodian for      4,000,000
Jonathan M. N. Binder

Fitzwilliams, Duncan John Lloyd                       781,250

Hamill, William H. B.                                 750,000

Intercontinental Services Ltd.                        2,343,750

Productive Nominees Limited                           3,125,000

Alexandre, James L.                                   15,625,000

Anglo Irish Bank (Suisse) SA                          3,125,000

Backhouse, David Miles                                1,562,500

Beery, James R.                                       625,000

de C. Hamilton, Francis                               781,250

de Cavalho, M. R.                                     7,812,500

Eigner, Saeb & Fariba                                 312,500

Fishman, Andrew Daniel                                1,250,000

Greenwood Nominees Limited                            1,250,000

Lazard Capital Markets                                3,125,000

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Hollingworth, N                                       1,562,500

Jupiter Asset Management                              718,750

Kestrel Services Ltd.                                 1,562,500

Kleinwort Benson (Guernsey) Trustees Limited as the   2,812,500
Trustee of the Moncreiffe Trust

Lonworld UK Limited                                   781,250

Loveday, M. A.                                        1,406,250

Mahony, Terence F.                                    1,562,500

Nash, John                                            3,125,000

NCL (Nominees) Limited a/c SWIM                       8,906,250

Pershing Kern Nominees Limited                        1,718,750

Sears Properties Limited                              13,750,000

Seymour-Williams, Diane                               2,250,000

Stoddart, Michael Craig                               2,343,750

Trianon Antiques SA                                   1,562,500

Fitel Nominees Limited #CO53599                       468,750

Fitel Nominees Limited #CO52452                       5,781,250

Westminster Associates Ltd.                           3,125,000

Woolstencroft, J. T.                                  1,562,500

Xanthus Limited                                       7,812,500

        Total                                       188,860,967
        -----                                       -----------

        In connection with the Private Placement and pursuant to the terms of the Series D Convertible Preferred Stock, as set forth in the Company's Amended and Restated Certificate of Incorporation, the holders of a majority of the Company's Series D Convertible Preferred Stock (the "Series D Preferred Stock") agreed to convert all of the Company's outstanding shares of Series D Preferred Stock into shares of Common Stock. As a result, on August 11, 2005 an aggregate of 649,016,089 shares of Series D Preferred stock were converted into 650,918,093 shares of Common Stock, after giving effect to accrued unpaid dividends. As of August 11, 2005, giving effect to the Private Placement and conversion of the Series D Preferred Stock, the Company has 918,832,575 shares of Common Stock issued and outstanding. No shares of Series D Preferred Stock are outstanding. Further, the holders of a majority of the Company's Series D Preferred Stock have agreed to amend and restate all of the Company's outstanding warrants to purchase shares of Series D Preferred Stock into warrants to purchase shares of Common Stock

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of the Company. Pursuant to the Private Placement, the Company and certain stockholders entered into an Amendment No.2 to Stockholders Agreement and Amended and Restated Investor Rights Agreement.

        A complete copy of the form of Purchase Agreement and the related press release of the Company are filed herewith as Exhibits 10.1, and 99.1, respectively, and are incorporated herein by reference. The foregoing descriptions of: (i) the Purchase Agreement and related agreements and (ii) the press release and any other documents or filings referenced herein are qualified in their entirety by reference to such exhibits, documents or filings.

ITEM 3.02.      UNREGISTERED SALES OF EQUITY SECURITIES.

        The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 3.02.

        In the manner described above in Item 1.01, the Company on August 11, 2005, issued and sold an aggregate of 188,860,967 shares of Common Stock to certain accredited investors, at $0.032 per share.

        Nash Fitzwilliams Limited ("Nash Fitzwilliams") acted as the placement agent for a portion of this Private Placement. Nash Fitzwilliams will receive a warrant to purchase approximately 3,721,875 shares of Common Stock, and a cash commission equal to approximately $214,380. Mufson Howe Hunter & Company LLC ("Mufson Howe") also acted as a financial advisor to the Company in this Private Placement. Mufson Howe will receive a warrant to purchase approximately 1,888,610 shares of Common Stock, and cash compensation equal to approximately $31,450.

        The securities sold in this Private Placement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. The Shares are being issued in a transaction exempt from registration under the Securities Act pursuant to Section 4(2) thereof and Regulation D promulgated thereunder. In accordance with the terms of the Purchase Agreement, the Company has agreed to file a resale registration statement with the Securities and Exchange Commission to register, pursuant to the Securities Act, the shares of Common Stock acquired by the investors. The Company anticipates that it will file such registration statement on or prior to September 9, 2005.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        In connection with the Private Placement and in accordance with the terms of the Company's by-laws, the Company's Board of Directors (the "Board") has been expanded from six members to seven members. James L. Alexandre was elected to the Board, effective August 11, 2005. Since 2003, Mr. Alexandre has acted as a private investor managing a diversified portfolio of public and private investments. From 2000 to 2002, Mr. Alexandre was President of Credit Suisse First Boston Securities - Japan, Limited, part of a global investment banking and

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financial services firm. From 1983 to 2000, Mr. Alexandre held various positions in Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an international investment bank, including President and CEO of DLJ International, prior to DLJ's acquisition by Credit Suisse First Boston in 2000. Mr. Alexandre received his B.A. in History and Latin from the University of North Carolina and his M.B.A. from Harvard Business School. Currently, Mr. Alexandre sits on the Boards of GEO2 Technologies, Inc; Fallbrook Technologies Incorporated; and WiredLogic, Incorporated.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

        (C)     EXHIBITS.

        Exhibit No.       Description
        -----------       -----------

            10.1 Form of Common Stock Purchase Agreement, dated as of August 11, 2005 by and between the Company and certain accredited investors.

            10.2 Form of Amendment No. 2 to Stockholders Agreement, dated as of August 11, 2005 by and between the Company and certain accredited investors.

            10.3 Form of Amended and Restated Investor Rights Agreement, dated as of August 11, 2005 by and between the Company and certain accredited investors.

            99.1        Press Release of Voxware, Inc. dated August 11, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               VOXWARE, INC.



Dated: August 11, 2005         By:  /s/ Thomas J. Drury, Jr.
                                  ----------------------------------------------
                                  Name: Thomas J. Drury, Jr.
                                  Title:   President and Chief Executive Officer